UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

CARIS LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Texas	001-42706	85-2077369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 W. John Carpenter Freeway Suite 800 Irving, TX	75039
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 771-8946
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CAI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Caris Life Sciences, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on June 4, 2026 (the “2026 Annual Meeting”). The Company’s shareholders were asked to vote on two proposals, each as more fully described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026: (1) to elect ten director nominees to the Board to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or their earlier death, resignation, disqualification or removal; and (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
As of the close of business on the record date of April 9, 2026, there were 282,662,545 shares of the Company’s common stock issued, outstanding and eligible to vote if represented in person or by proxy at the 2026 Annual Meeting. A total of 273,714,520 shares were represented at the 2026 Annual Meeting, which constituted a quorum.
The shareholder voting results by proposal are set forth in the tables below:
Proposal No. 1: Election of Directors
Each of the following director nominees was elected to serve for a term expiring at the 2027 Annual Meeting by the votes set forth in the table below.

Name	Votes For	Votes Withheld	Broker Non-Votes
David Dean Halbert	216,983,424	45,644,070	11,087,026
Brian J. Brille	216,953,607	45,673,887	11,087,026
Peter M. Castleman	200,435,909	62,191,585	11,087,026
David Fredrickson	228,579,061	34,048,433	11,087,026
Joseph E. Gilliam	215,798,279	46,829,215	11,087,026
Jon S. Halbert	215,600,787	47,026,707	11,087,026
Laura I. Johansen	227,201,421	35,426,073	11,087,026
Dr. Lloyd B. Minor	228,662,425	33,965,069	11,087,026
Danny Phillips	214,817,153	47,810,341	11,087,026
Dr. Jeffrey Vacirca	228,673,484	33,954,010	11,087,026
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the shareholders by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
273,517,324	60,882	136,314

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026

CARIS LIFE SCIENCES, INC.

	By:	/s/ Luke Power
	Name:	Luke Power
	Title:	Senior Vice President, Chief Financial Officer and Chief Accounting Officer